Exhibit 99.1

Contact:

Susan K. Cullen

Senior Executive Vice President, Chief Financial Officer

Flushing Bank

718-961-5400

FOR IMMEDIATE RELEASE

Flushing Financial Corporation Closes Acquisition of Empire Bancorp, Inc.

Uniondale, NY – October 30, 2020 – Flushing Financial Corporation (the “Company”) (Nasdaq: FFIC), the parent holding company for Flushing Bank, announced today that it completed its acquisition of Empire Bancorp, Inc. effective after the close of business on Friday, October 30, 2020. In connection with the acquisition, Empire National Bank was merged with and into Flushing Bank, and all four Empire National Bank branches will open as Flushing Bank branches on their next business day. The full system integration is planned for mid-November. The combined organization will have $8 billion in assets, $6.6 billion in loans, and $5.7 billion in deposits. Former Empire National Bank customers will receive additional information regarding the effects of this integration on their deposit and loan accounts.

John R. Buran, President and Chief Executive Officer, Flushing Bank, stated: “We are extremely pleased that we were able to close this transaction despite some delays due to the COVID-19 crisis and resulting financial market volatility. We look forward to welcoming the customers, shareholders, and employees of Empire National Bank to the Flushing Bank family. There are some strong synergies between our two companies, both culturally and operationally, that will be leveraged to build a stronger, more competitive organization. Our combined organization will create a leading Long Island franchise that will be one of the largest community banks on Long Island.”

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, a New York State—chartered commercial bank insured by the Federal Deposit Insurance Corporation. The Bank serves consumers, businesses, professionals, corporate clients, and public entities by offering a full complement of deposit, loan, equipment finance, and cash management services through its banking offices located in Queens, Brooklyn, Manhattan, and on Long Island. As a leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. Flushing Bank is an Equal Housing Lender. The Bank also operates an online banking division consisting of iGObanking.com®, which offers competitively priced deposit products to consumers nationwide, and BankPurely®, an eco-friendly, healthier lifestyle community brand.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at flushingbank.com

Cautionary Notes on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the acquisition; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the acquisition; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Flushing does not assume any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing’s Annual Report on Form 10-K as of December 31, 2019 and those disclosed in Flushing’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that the expected benefits of the acquisition may not materialize in the timeframe expected or at all, or may be more costly to achieve; that Flushing is unable to successfully implement integration strategies related to the acquisition; reputational risks and the reaction of Flushing’s shareholders, customers, employees and other constituents to the acquisition; and diversion of management time on acquisition-related matters. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, Flushing claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.